UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska

68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110 Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

12/31

Date of reporting period:  12/31/13

Item 1.  Reports to Stockholders.

altegris TRUSTED ALTERNATIVES. INTELLIGENT INVESTING.

December 31, 2013

Altegris Fixed Income Long Short Fund

A Series of Northern Lights Fund Trust

Annual Report

Class A (FXDAX)
Class I (FXDIX)
Class N (FXDNX)

888.524.9441

www.altegris.com/mutualfunds

Altegris Fixed Income Long Short Fund

Annual Letter to Shareholders for the Period February 28, 2013 - December 31, 20131

Dear Investor:

Market and Fund Performance Summary

The first ten months of the Altegris Fixed Income Long Short Fund (the “Fund”) coincided with a particularly eventful period for financial markets.  A sample of highlights includes the ongoing anticipation and eventual tapering of QE32, a US Government shutdown and the continued debt ceiling debacle, a broad equity rally and new highs for indices such as the S&P 500 Index, and high yield credit spreads tightening to pre-crisis levels.

Central banks and politicians could be considered the most influential forces on markets in the time period under review, creating a trading environment that was largely driven by sentiment rather than fundamentals. In fact, conventional investor sentiment ran contrary for most of the year as bad economic news implied further stimulus and typically drove risk assets higher.  Good economic news, however, led to fears of potential tightening and generally sent risk assets south.  In the May/June period, a true anomaly occurred; QE tapering fears peaked, leading to a correlation of risk-on and risk-off assets. The taper never materialized, and markets calmed over the summer period.  Yields steadied and stock indices rose as investors waited to see when tapering would actually occur.

By the fourth quarter of 2013, investors appeared convinced that tapering was not, in fact, tightening. Declines in the unemployment rate, stronger than expected GDP figures and less discord in Washington provided ripe timing for the Fed to announce modest tapering while emphasizing that rate hikes will not be considered in the near future.  Strong economic data spurred interest rates to continue their ascent since the middle of the year, with the 10-year US Treasury yield finishing at 3.04% for the year.  The rise in interest rates during the year drove losses in traditional fixed income.  Traditional fixed income - as measured by the Barclays US Aggregate Bond Index - was down -2.02% for the year.  In fact, 2013 marked only the third negative calendar year for this traditional fixed income benchmark since its inception in 19763. Rising interest rates, however, were not bad for all fixed income sectors. Credit-related assets with shorter-term maturities outperformed, as the impact of tightening credit spreads and lower interest rate sensitivity led to strong performance over the year.  The Fund performed as designed in this type of environment and was able to take advantage of credit-related opportunities while maintaining a low sensitivity to interest rate movements.

As shown in Figure 1, the Altegris Fixed Income Long Short Fund delivered a return over the period February 28, 2013 – December 31, 2013 of 3.75% for its A shares (at NAV), 3.90% for its I shares and 3.69% for its N shares. Meanwhile, the Barclays US Aggregate Bond Index, HFRX Fixed Income – Credit Index and HFN Fixed Income (non-arbitrage) Index returned -1.82%, 4.72% and 6.58%, respectively. The Fund’s net assets under management totaled approximately $57 million as of December 31, 2013.

1 Fund inception date of 2/28/13

2 QE3 refers to the Federal Reserve’s third round of quantitative easing instituted in September 2012 and expanded in December 2012, following QE1 (December 2008 – March 2010) and QE2 (November 2010 – June 2011).

3 Source: Altegris.

Figure 1: Altegris Fixed Income Long Short Fund Performance Review | February 28, 2013 – December 31, 2013

	Non-Annualized		Quarterly Returns
	1-Year	Since Inception*	Q4 2013	Q3 2013	Q2 2013	Q1 2013
Class A (NAV)	N/A	3.75%	2.21%	2.73%	-1.40%	N/A
Class A (max load)**	N/A	-2.22%	-3.67%	-3.15%	-7.06%	N/A
Class I (NAV)	N/A	3.90%	2.26%	2.73%	-1.30%	N/A
Class N (NAV)	N/A	3.69%	2.25%	2.63%	-1.40%	N/A
Barclays US Aggregate Bond Index	N/A	-1.82%	-0.14%	0.58%	-2.33%	N/A
HFRX Fixed Income - Credit Index	N/A	4.72%	1.12%	1.07%	1.48%	N/A
HFN Fixed Income (non-arbitrage) Index	N/A	6.58%	2.46%	1.90%	1.22%	N/A

*The inception date is 2/28/13.

The total annual Fund operating expense ratio, gross of any fee waivers or expense reimbursements is 2.44%, 2.19% and 2.44% of average daily net assets attributable to Class A, Class I and Class N shares, respectively.

The expense ratios shown reflect the Fund’s total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Fund’s most recent prospectus. As such, this may differ from the data included in the Fund’s audited financial statements.

The performance data quoted here represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until January 31, 2015, to ensure that total annual Fund operating expenses after fee waiver and reimbursement will not exceed 2.24%, 1.99% and 2.24% of average daily net assets attributable to Class A, Class I, and Class N shares, respectively, subject to possible recoupment in future years. Results shown reflect the waiver, without which the results would have been lower. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month end, please call (888) 524-9441.

From inception to on or about October 15, 2013, the Fund’s fixed income long short strategy was managed by a single sub-adviser.  Thereafter, an additional sub-adviser was engaged to also pursue the Fund’s fixed income long short strategy, consistent with the Fund’s multi-manager approach.  The Fund’s initial performance attributed to a single sub-adviser, may not necessarily be indicative of its future performance as a multi-manager fund.

**The maximum sales charge (load) for Class A is 5.75%. Class A share investors may be eligible for a reduction in sales charges.

The referenced indices are shown for general market comparisons and are not meant to represent any particular Fund. An investor cannot invest directly into an index. Moreover, indices do not reflect commissions or fees that may be charged to an investment product, which may materially affect the performance.

Fund Overview

The Altegris Fixed Income Long Short Fund seeks to achieve total return and to achieve this objective through a combination of current income and capital appreciation.  The Fund seeks to achieve its goals by currently allocating to two premier long/short fixed income managers - RockView Management (“Rock View”) and Premium Point Investments (“Premium Point”) - and focusing on identifying attractive long and short credit opportunities with low sensitivity to rising interest rates.  On February 28, 2013, the Fund began with an initial allocation to RockView.  RockView focuses on fundamental corporate credit investing across both high yield and convertible bonds and has a demonstrated history of generating alpha from shorting bonds.  The Fund allocated to Premium Point Investments on October 15, 2013 with the goal of providing greater opportunities along the credit spectrum for investors, while at the same time lowering the Fund’s interest rate risk.  Premium Point’s core focus is in the fundamental analysis of housing and the mortgage-backed securities (MBS) markets.  Since the addition of Premium Point in October, each sub-adviser’s target allocation has remained unchanged at 50%.

Figure 2: Fixed Income Long Short Sub-Strategy Target Allocation* | December 31, 2013

*Target allocation as a percentage of fixed income long short strategy allocation, excludes cash and cash equivalents.

Drivers of Fund Performance

The Fund has performed well on an absolute return basis since its inception.  The outperformance of the general fixed income market was driven by the sub-advisers’ exposure to higher yielding credit markets, and an ability to adeptly trade the portfolio as fixed income markets vacillated on taper induced sentiment.   The underperformance to its comparable peer indices can be attributed, in part, to the initial ramp-up period of the Fund, as RockView was not fully invested until early May.

RockView and Premium Point both performed positively since their inception in the Fund.  During the brief spike in yields during the May/June period, RockView preserved capital by increasing its hedges as credit spreads widened.  With spreads reaching new highs for the year during the summer, RockView increased exposure to high yield corporate credit positions, taking advantage of the market dislocation.  These trades proved profitable as credit spreads largely continued to tighten for the remainder of the year.  Long positions in high yield corporate credit therefore drove much of the portfolio’s gains and the expectation of low corporate default rates for the foreseeable future led to strong performance in the sector.  The sub-adviser’s convertible bond holdings also generated solid profits and should continue to provide strategic value to the portfolio, as convertible bonds have historically fared best among fixed income sectors during periods of rising interest rates.  Overall losses were derived from hedging, with credit default swaps (CDS), and equity hedges in the convertible bond portfolio detracting from Fund returns.

Premium Point’s profits were generated from long positions in both non-agency and agency MBS holdings. The housing market extended its strong recovery (the Case Shiller Index rose over 13% from the prior year), and improving borrower fundamentals bolstered non-agency mortgage prices. Prepayment-sensitive agency securities also performed well during the latter part of the year as the impact of rising interest rates resulted in lower levels of prepayments among conforming borrowers, particularly those that had refinanced during the ultra-low interest rate regime over the past several years.

Figure 3: Performance Attribution by Sector | February 28, 2013 – December 31, 2013

Past performance is no guarantee of future results.  The Fund did not obtain direct exposure to each sector for the full time period under review.  Exposure to agency MBS and non-agency MBS positions was gained starting October 15, 2013.

Figure 4: Performance Attribution by Sub-Strategy | February 28, 2013 – December 31, 2013

Past performance is no guarantee of future results.  The Fund did not obtain exposure to each sub-strategy for the full time period under review.  Exposure to Premium Point’s fundamental long/short MBS sub-strategy began October 15, 2013.

Outlook

Actions by the Federal Reserve and other Central Banks, improvements in economies around the world, combined with the impact of Dodd-Frank (the Volcker Rule) and changes in bank capital rules (Basel III) are likely to increase volatility in fixed income markets globally. The pace of economic growth plus further stimulus from most Central Banks will likely support a continuation of a strong credit cycle in the US and an improving one in Europe while at the same time leading to rising rates in longer maturity government and high grade bonds. An improving economy should lend itself to credit spreads continuing to tighten, equities continuing to rally, and a housing market continuing to strengthen – all of which we believe the portfolio is currently positioned to capitalize on through its high yield corporate credit, convertible bond, and MBS holdings.

The Fund’s sub-advisers continue to see the balance of opportunities on the long side of the portfolio, as the fundamental backdrop seemingly remains strong and pockets of value persist within the corporate high yield and MBS sectors. 2014, however, will likely prove to be a year where security selection and active management will generate an increasingly large share of returns as the “beta-driven” rallies of recent history are unlikely to recur. Yields offered by traditional fixed income markets are already low, and rising government bond yields spurred by strengthening economic data and US Fed tapering would likely lead to price declines and negative returns for traditional fixed income strategies, as they did in 2013. The Fund maintains a low level of interest rate sensitivity (1.47 years of interest rate duration as of year-end), and the sub-advisers continue to emphasize that the preferred stance in the current environment is to take prudent credit risk as opposed to interest rate risk.

We thank you for investing in the Altegris Fixed Income Long Short Fund, and look forward to enhancing our partnership with you.

Sincerely,

Allen Cheng

Matt Osborne

Senior Vice President

Executive Vice President

Co-Portfolio Manager

Co-Portfolio Manager

INDEX DEFINITIONS

The Barclays US Aggregate Bond Index represents securities that are SEC-registered, taxable, and US dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset backed securities.

The HFRX Fixed Income-Credit Index includes strategies with exposure to credit across a broad continuum of credit sub-strategies, including Corporate, Sovereign, Distressed, Convertible, Asset Backed, Capital Structure Arbitrage, Multi-Strategy and other Relative Value and Event Driven sub-strategies. The index includes funds that have at least $50 million under management and a 24-month track record (typical).

The HFN Fixed Income (Non-Arbitrage) Index includes funds that are invested in fixed income instruments, and tend to be long-biased holders of securities. Funds may employ long/short strategies attempting to benefit from under or overvalued fixed income securities. These funds may be highly leveraged.

GLOSSARY

Short. Selling an asset/security that may have been borrowed from a third party with the intention of buying back at a later date. Short positions profit from a decline in price. If a short position increases in price, covering the short position at a higher price may result in a loss.

Long. Buying an asset/security that gives partial ownership to the buyer of the position. Long positions profit from an increase in price.

0624-NLD-2/12/2014

Altegris Fixed Income Long Short Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2013

The Fund's performance figures* for the period ended December 31, 2013, compared to its benchmark:

		Since Inception
		February 28, 2013
Altegris Fixed Income Long Short Fund - Class A		3.75%
Altegris Fixed Income Long Short Fund - Class A with load **		(2.22)%
Altegris Fixed Income Long Short Fund - Class I		3.90%
Altegris Fixed Income Long Short Fund - Class N		3.69%
HFRX Fixed Income - Credit Index ***		4.71%

* The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  For performance information current to the most recent month-end, please call 1-888-524-9441.

** Class A with load total return is calculated using the maximum sales charge of 5.75%.

*** HFRX Fixed Income - Credit Index: Includes strategies with exposure to credit across a broad continuum of credit sub-strategies, including corporate, sovereign, distressed, convertible, asset backed, capital structure arbitrage, multi-strategy and other relative value and event driven sub-strategies. The index includes funds that have at least $50 million under management and a 24-month track record (typical). Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment | February 28, 2013– December 31, 2013 Past performance is not necessarily indicative of future results.
Past performance is not necessary indicative of future results.

***** Initial investment has been adjusted for the maximum sales charge of 5.75%.

Top Ten Holdings by Sector	% of Net Assets
Mortgage Backed Securities	43.0%
Financial	15.9%
Consumer, Non-cyclical	11.5%
Communications	11.1%
Technology	8.8%
Asset Backed Securities	5.0%
Industrial	4.8%
Consumer, Cyclical	4.0%
Energy	1.8%
Basic Materials	0.9%
Other Assets	(6.8)%
	100.0%

Please refer to the Portfolio of Investments and the Shareholder Letter in this annual report for a detailed analysis of the Fund's holdings.

Altegris Fixed Income Long Short Fund
PORTFOLIO OF INVESTMENTS
December 31, 2013

Principal Amount ($)					Yield (%)		Maturity			Value
		BONDS & NOTES - 28.6%

		BANKS - 2.1%
900,000		Lloyds TSB Bank PLC (a,b)			12.0000		Perpetual	+		$ 1,211,586

		BEVERAGES - 0.5%
250,000		Beverages & More Inc. (b)			10.0000		11/15/2018			251,875

		CHEMICALS - 0.9%
500,000		Cornerstone Chemical Co. (c)			9.3750		3/15/2018			526,250

		DIVERSIFIED FINANCE SERVICES - 6.5%
500,000		Fly Leasing LTD - ADR			6.7500		12/15/2020			506,250
500,000		ILFC E- Capital Trust II (a,b)			6.2500		12/21/2065			472,500
750,000		Jefferies Finance LLC / JFIN Co-Issuer Corp. (b)			7.3750		4/1/2020			780,000
500,000		Jefferies LoanCore LLC / JLC Finance Corp. (b)			6.8750		6/1/2020			495,000
1,500,000		Lehman Brothers Holdings, Inc. (f)			6.8750		5/2/2018			324,375
1,085,000		Nuveen Investments, Inc. Class A (b,c)			9.5000		10/15/2020			1,087,713
										3,665,838
		HEALTHCARE - PRODUCTS - 1.4%
750,000		Biomet Inc.			6.5000		10/1/2020			772,500

		HOUSEHOLD PRODUCTS / WARES - 1.0%
500,000		Prestige Brands, Inc. (c)			8.1250		2/1/2020			560,000

		OIL & GAS - 1.8%
300,000		Crew Energy Inc.			8.3750		10/21/2020			284,171
500,000		Gastar Exploration USA, Inc. (b)			8.6250		5/15/2018			491,250
250,000		Lightstream Resources Ltd. (b)			8.6250		2/1/2020			252,500
										1,027,921
		PACKAGING & CONTAINERS - 1.4%
528,569		Kleopatra Holdings 1 (b,h)			10.2500		8/15/2017	+ +		762,417

		PHARMACEUTICALS - 0.2%
100,000		Capsugel SA (b,h)			7.0000		5/15/2019			101,875

		RETAIL - 1.5%
750,000		Landry's, Inc. (b,c)			9.3750		5/1/2020			817,500

		SEMICONDUCTORS - 0.9%
500,000		Jazz Technologies, Inc. (c)			8.0000		6/30/2015			488,125

		SOFTWARE - 4.2%
750,000		First Data Corp. (b,c,h)			8.7500		1/15/2022			800,625
500,000		First Data Corp. (b,c)			8.2500		1/15/2021			531,875
1,000,000		Interface Security Systems Holdings, Inc. (b)			9.2500		1/15/2018			1,035,000
										2,367,500

The accompanying notes are an integral part of these financial statements.

Altegris Fixed Income Long Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2013

Principal Amount ($)					Yield (%)		Maturity			Value
		TELECOMMUNICATIONS - 6.4%
450,000		Avanti Communications Group PLC (b)			10.0000		10/1/2019			$ 450,000
500,000		Avaya, Inc. (b)			9.0000		4/1/2019			522,500
250,000		Digicel Group Ltd. (b)			8.2500		9/30/2020			259,063
750,000		Digicel Ltd. (b)			8.2500		9/1/2017			780,000
500,000		Intelsat Luxembourg SA (b,c)			7.7500		6/1/2021			536,250
750,000		Intelsat Luxembourg SA (b)			8.1250		6/1/2023			804,375
250,000		Nortel Networks Ltd. (f)			10.7500		7/15/2016			292,500
										3,644,688

		TOTAL BONDS & NOTES (Cost - $15,952,859)								16,198,075

		CONVERTIBLE BONDS - 26.2%
		AGRICULTURE - 2.1%
1,000,000		Vector Group Ltd. (a,c)			2.5000		1/15/2019			1,177,871

		COMMERCIAL SERVICES - 0.8%
500,000		Albany Molecular Research Inc. (b)			2.2500		11/15/2018			462,500

		COMPUTERS - 1.0%
500,000		Spansion LLC (b)			2.0000		9/1/2020			582,813

		DIVERSIFIED FINANCE SERVICES - 3.0%
500,000		Jefferies Group LLC			3.8750		11/1/2029			529,062
1,152,000		Tricon Capital Group, Inc.			5.6000		3/31/2020			1,138,336
										1,667,398
		ELECTRONICS - 1.0%
500,000		InvenSense Inc. (b)			1.7500		11/1/2018			582,813

		ENGINEERING & CONSTRUCTION - 0.9%
500,000		Aecon Group Inc.			5.5000		12/31/2018			498,211

		HEALTHCARE - PRODUCTS - 1.0%
500,000		Alere Inc.			3.0000		5/15/2016			561,875

		HOUSEHOLD PRODUCTS/WARES - 1.1%
500,000		Jarden Corp (b)			1.5000		6/15/2019			607,812

		INSURANCE - 2.8%
750,000		MGIC Investment Corp (b,c)			9.0000		4/1/2063			858,750
500,000		Radian Group, Inc. (c)			3.0000		11/15/2017			709,375
										1,568,125
		INTERNET - 2.4%
500,000		Qihoo 360 Technology Co, Ltd. (b)			2.5000		9/15/2018			534,065
250,000		TIBCO Software Inc. (c)			2.2500		5/1/2032			250,469
500,000		Web.com Group Inc.			1.0000		8/15/2018			561,250
										1,345,784
		LODGING - 1.9%
1,000,000		Home Inns & Hotels Management, Inc. (c)			2.0000		12/15/2015			1,043,750

		PHARMACEUTICALS - 3.6%
500,000		Omnicare Inc.			3.2500		12/15/2035			534,375
1,000,000		Salix Pharmaceuticals Ltd.			1.5000		3/15/2019			1,490,625
										2,025,000

		RETAIL - 0.7%
250,000		Rallye SA			1.0000		10/2/2020			376,095

The accompanying notes are an integral part of these financial statements.

Altegris Fixed Income Long Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2013

Principal Amount ($)					Yield (%)		Maturity			Value
		SEMICONDUCTORS - 1.8%
750,000		GT Advanced Technologies Inc.			3.0000		10/1/2017			$ 1,027,969

		SOFTWARE - 0.9%
545,000		Nuance Communications, Inc.			2.7500		11/1/2031			532,397

		TELECOMMUNICATIONS - 1.3%
250,000		Ciena Corp. (b,c)			3.7500		10/15/2018			360,156
375,000		Ciena Corp. (c)			0.8800		6/15/2017			383,437
										743,593

		TOTAL CONVERTIBLE BONDS (Cost - $13,762,748)								14,804,006

		MORTGAGE BACKED SECURITIES - 43.0%
		U.S. GOVERNMENT AGENCY - 19.9%
4,704,222		Fannie Mae 2012-118 IN (d)			3.5000		11/25/2042			1,072,006
19,950,615		Fannie Mae 2012-147 WI (d)			4.0000		1/25/2033			4,078,568
10,197,468		Fannie Mae 2013-70 EI (d)			3.0000		7/25/2028			1,416,036
10,561,748		Freddie Mac 4122 IO (d)			4.0000		10/15/2042			2,620,510
17,589,177		Freddie Mac 4136 NI (d,e)			2.5000		11/15/2027			2,055,366
										11,242,486
		WHOLE LOAN COLLATERAL - 23.2%
4,088,471		Countrywide Alternative Loan Trust 2005-38 A3 (a)			0.5146		9/25/2035			3,457,403
2,233,306		Countrywide Alternative Loan 2005-62 1A1 (a)			0.4646		12/25/2035			1,808,004
4,000,000		Structured Agency Credit Risk 2013-DN2 M2 (a)			4.4175		11/25/2023			3,967,912
2,250,793		WAMU Mortgage Pass-Trough Cert 2007-OA4 1A (a)			0.9092		5/25/2047			1,939,787
2,038,739		WAMU Mortgage Pass-Thru 2006-AR13 2A (a)			2.4630		10/25/2046			1,917,047
										13,090,153

		TOTAL MORTGAGE BACKED SECURITIES (Cost- $24,188,709)								24,332,639

		ASSET BACKED SECURITIES - 5.0%
2,841,058		Verticrest Opportunity Loan Transferee 2013-NPL4 A1 (g)			4.0000		11/25/2053			2,841,944

		TOTAL ASSET BACKED SECURITIES (Cost- $2,840,823)								2,841,944

		BANK LOANS
		INTERNET - 0.9%
500,000		Manwin Licensing Intl SARL (a)			14.0000		10/18/2018			512,500
		(Cost - $490,902)

Shares					Dividend Rate %
		PREFERRED STOCK - 3.1%
		IRON / STEEL - 1.6%
34,000		ArcelorMittal			6.0000		1/15/2016			884,000

		REITS - 1.6%
14,000		iStar Financial, Inc.			4.4000		Perpetual			885,500

		TOTAL PREFERRED STOCK (Cost - $1,493,820)								1,769,500

		TOTAL INVESTMENTS - 106.9% (Cost - $58,729,861) (i)								$ 60,458,664
		OTHER ASSETS LESS LIABILITIES - (6.9) %								(3,906,463)
		NET ASSETS - 100.0%								$ 56,552,201

		SECURITIES SOLD SHORT - (6.5) %
		COMMON STOCK - (6.5) %
		AGRICULTURE - (0.3) %
(10,815)		Vector Group Ltd.								$ (177,042)

The accompanying notes are an integral part of these financial statements.

Altegris Fixed Income Long Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2013

Shares										Value
		COMPUTERS - (0.3) %
(11,900)		Spansion Inc. - Class A								$ (165,291)

		ELECTRONICS - (0.1) %
(3,000)		InvenSense Inc.								(62,340)

		FOOD - (0.1) %
(500)		Casino Guichard Perrachon SA								(57,709)

		HEALTHCARE - PRODUCTS - (0.1) %
(900)		Alere Inc.								(32,580)

		HOLDING COMPANIES - DIVERSIFIED - (0.1) %
(1,000)		Leucadia National Corp.								(28,340)

		HOUSEHOLD PRODUCTS/WARES - (0.5) %
(4,800)		Jarden Corp.								(294,480)

		INSURANCE - (0.5) %
(20,000)		Radian Group, Inc.								(282,400)

		INTERNET - (0.7) %
(1,800)		Qihoo 360 Technology Co. Ltd								(147,690)
(8,600)		Web.com Group Inc.								(273,394)
										(421,084)
		IRON / STEEL - (0.9) %
(27,750)		ArcelorMittal - ADR								(495,060)

		LODGING - (0.2) %
(1,900)		Home Inns & Hotels Management, Inc. - ADR *								(82,916)

		PHARMACEUTICALS - (0.9) %
(5,400)		Salix Pharmaceuticals Ltd. *								(485,676)

		REITS - (0.9) %
(36,200)		iStar Financial, Inc. *								(516,574)

		SEMICONDUCTORS - (0.6) %
(36,200)		GT Advanced Technologies Inc.								(315,664)

		SOFTWARE - (0.0) %
(1,100)		Nuance Communications, Inc. *								(16,720)

		TELECOMMUNICATIONS - (0.4) %
(9,100)		Ciena Corp. *								(217,763)

		TOTAL SECURITIES SOLD SHORT (Proceeds $3,028,184)								$ (3,651,639)

The accompanying notes are an integral part of these financial statements.

Altegris Fixed Income Long Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2013

		REIT - Real Estate Investment Trust
		ADR - American Depositary Receipt
	+	Callable on December 16, 2024 @ $100.00
	+ +	Callable on May 8, 2013 @ $102.00
	*	Non income producing
	(a)	Variable rate security - interest rate subject to period change. The rate shown as of December 31, 2013.
	(b)	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions
		exempt from qualified institutional buyers. At December 31, 2013, these securities amounted to $16,391,605 or 29.0% of
		net assets.
	(c)	All or part of the security was held as collateral for securities sold short as of December 31, 2013.
	(d)

Issuers operate under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal Home Loan Mortgage Corp.("Freddie Mac") and Federal National Mortgage Association ("Fannie Mae") currently operate under a federal conservatorship.

	(e)	All or part of the security was held as collateral for reverse repurchase agreement as of December 31, 2013.
	(f)	Security in default.
	(g)	Step-Up Bond; the interest rate shown is the rate in effect as of December 31, 2013.
	(h)	Paid in Kind.
	(i)

Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes (excluding securities sold short) is $58,742,357 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

						Unrealized Appreciation:				$ 2,071,828
						Unrealized Depreciation:				(355,521)
						Net Unrealized Appreciation:				$ 1,716,307

		OPEN CREDIT DEFAULT SWAP AGREEMENTS - PROTECTION PURCHASED: (CENTRALLY CLEARED)
		Reference Entity	Counterparty	Protection Premium Rate	Termination Date	Notional Principal	Notional Value		Upfront Payments (Received)	Unrealized (Depreciation)
		Arrow Electronics, Inc.	JP Morgan	(1.00%)	6/20/2018	$1,000,000	$ 977,286		$ 22,714	$ (35,919)
		Camden National Corp.	JP Morgan	(1.00%)	6/20/2018	1,000,000	992,172		7,828	(30,291)
		Campbell Soup Company	JP Morgan	(1.00%)	6/20/2018	1,000,000	1,018,020		(18,020)	(2,085)
		Cardinal Health, Inc.	JP Morgan	(1.00%)	6/20/2018	1,000,000	1,021,063		(21,063)	(11,314)
		Computer Sciences Corporation	JP Morgan	(1.00%)	6/20/2018	1,000,000	973,509		26,491	(33,918)
		Eastman Chemical Co.	JP Morgan	(1.00%)	6/20/2018	1,000,000	1,003,958		(3,958)	(10,733)
		Federated Department Stores, Inc.	JP Morgan	(1.00%)	6/20/2018	1,000,000	1,001,480		(1,480)	(21,251)
		Hillshire Brands Company	JP Morgan	(1.00%)	6/20/2018	1,000,000	991,194		8,806	(23,874)
		CDX Indexed Investment Grade	JP Morgan	(1.00%)	12/20/2018	1,000,000	1,017,529		(17,529)	(358)
		Packaging Corporation of America	JP Morgan	(1.00%)	6/20/2018	1,000,000	987,807		12,193	(30,730)
		Quest Diagnostics Inc.	JP Morgan	(1.00%)	6/20/2018	1,000,000	989,255		10,745	(8,358)
		Western Union Company	JP Morgan	(1.00%)	6/20/2018	500,000	485,238		14,762	(11,785)
		Xerox Corporation	JP Morgan	(1.00%)	9/20/2018	500,000	483,054		16,946	(22,106)
				NET UNREALIZED GAIN FROM SWAP CONTRACTS						$ (242,722)

The accompanying notes are an integral part of these financial statements.

Altegris Fixed Income Long Short Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2013

ASSETS
Investment securities:
At cost	$ 58,729,861
At value	$ 60,458,664
Segregated cash at broker	3,509,567
Cash	1,636,868
Dividends and interest receivable	557,677
Receivable for Capital Stock	162,509
Receivable for securities sold	85,452
Net unamortized upfront payments paid on credit default swaps	58,435
Prepaid expenses and other assets	56,936
TOTAL ASSETS	66,526,108

LIABILITIES
Securities sold short, at value (proceeds $3,028,184)	3,651,639
Foreign currency overdraft	2,623,596
Reverse repurchase agreement	1,439,000
Payable for investments purchased	1,046,955
Payable for Fund shares repurchased	707,441
Unrealized depreciation on swap contract	242,722
Dividends payable	114,263
Investment advisory fees payable	62,048
Payable for credit default swap periodic payments settlement	3,889
Fees payable to other affiliates	3,881
Distribution (12b-1) fees payable	2,207
Accrued expenses and other liabilities	76,266
TOTAL LIABILITIES	9,973,907
NET ASSETS	$ 56,552,201

Composition of Net Assets:
Paid in capital	$ 55,776,259
Undistributed net investment loss	(61,517)
Accumulated net realized loss from investments	(45,138)
Net unrealized appreciation of investments	882,597
NET ASSETS	$ 56,552,201

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 2,448,380
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	239,272
Net asset value (Net Assets ÷ Shares Outstanding)
and redemption price per share (a,b)	$ 10.23
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%) (c)	$ 10.86

Class I Shares:
Net Assets	$ 46,437,267
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	4,534,002
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (b)	$ 10.24

Class N Shares:
Net Assets	$ 7,666,554
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	749,603
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (b)	$ 10.23

(a)	For certain purchases of $1 million or more, a 1.00% contingent deferred sales charge may apply to redemptions made within 18 months of purchase.

(b) Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.
(c) On investments of $25,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Altegris Fixed Income Long Short Fund
STATEMENT OF OPERATIONS
For the Period Ended December 31, 2013 (a)

INVESTMENT INCOME
Interest	$ 1,111,751
Dividends (net of foreign withholding taxes of $1,043)	34,304
TOTAL INVESTMENT INCOME	1,146,055

EXPENSES
Advisor fees	482,492
Registration fees	57,132
Professional fees	48,935
Printing and postage expenses	38,573
Transfer agent fees	35,051
Administrative services fees	21,159
Short sale dividend expense	20,561
Custodian fees	19,674
Accounting services fees	12,372
Non 12b-1 shareholder servicing fees	13,250
Distribution (12b-1) fees:
Class A	1,065
Class N	8,417
Trustees fees and expenses	7,788
Compliance officer fees	6,121
Insurance expense	509
Other expenses	8,466
TOTAL EXPENSES	781,565
Less: Fees waived by the Advisor	(200,957)
NET EXPENSES	580,608

NET INVESTMENT INCOME	565,447

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments	586,138
Securities sold short	(361,726)
Options contracts written	(66,768)
Swaps	(76,142)
Foreign currency transactions	(2,248)
Net Realized Gain	79,254

Net change in unrealized appreciation (depreciation) on:
Investments	1,728,803
Securities sold short	(623,455)
Swaps	(242,722)
Foreign currency translations	19,971
Net Change in Unrealized Appreciation (Depreciation)	882,597

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	961,851

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 1,527,298

(a)	The Fund commenced operations on February 28, 2013.

The accompanying notes are an integral part of these financial statements.

Altegris Fixed Income Long Short Fund
STATEMENT OF CHANGES IN NET ASSETS

For the
Period Ended
December 31, 2013 (a)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$ 565,447
Net realized gain on investments	79,254
Net change in unrealized appreciation (depreciation) on investments	882,597
Net increase in net assets resulting from operations	1,527,298

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(26,466)
Class I	(540,333)
Class N	(83,319)
From net realized gains
Class A	(6,714)
Class I	(131,712)
Class N	(22,376)
Total distributions to shareholders	(810,920)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	2,653,702
Class I	48,393,962
Class N	9,467,039
Net asset value of shares issued in reinvestment of distributions:
Class A	25,939
Class I	640,312
Class N	30,406
Redemption fee proceeds:
Class A	2
Class I	127
Class N	20
Payments for shares redeemed:
Class A	(223,628)
Class I	(3,232,097)
Class N	(1,919,961)
Net increase from shares of beneficial interest transactions	55,835,823

NET INCREASE IN NET ASSETS	56,552,201

NET ASSETS
Beginning of Period	-
End of Period *	$ 56,552,201
*Includes undistributed net investment income of:	$ (61,517)

SHARE ACTIVITY
Class A:
Shares Sold	258,536
Shares Reinvested	2,535
Shares Redeemed	(21,799)
Net increase in shares of beneficial interest outstanding	239,272

Class I:
Shares Sold	4,786,757
Shares Reinvested	62,530
Shares Redeemed	(315,285)
Net increase in shares of beneficial interest outstanding	4,534,002

Class N:
Shares Sold	932,852
Shares Reinvested	2,975
Shares Redeemed	(186,224)
Net increase in shares of beneficial interest outstanding	749,603

(a)	The Fund commenced operations on February 28, 2013.

The accompanying notes are an integral part of these financial statements.

Altegris Fixed Income Long Short Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period (1)

	Class A	Class I	Class N
	Period Ended	Period Ended	Period Ended
	December, 31 2013	December, 31 2013	December, 31 2013
Net asset value, beginning of period	$ 10.00	$ 10.00	$ 10.00

Income from investment operations:
Net investment income (2)	0.23	0.20	0.19
Net realized and unrealized gain (loss) on investments	0.15	0.19	0.18
Total from investment operations	0.38	0.39	0.37

Less distributions from:
Net investment income	(0.12)	(0.12)	(0.11)
Net realized gains	(0.03)	(0.03)	(0.03)
Total distributions	(0.15)	(0.15)	(0.14)

Redemption fees collected (3)	0.00	0.00	0.00

Net asset value, end of period	$ 10.23	$ 10.24	$ 10.23

Total return (4,5)	3.75%	3.90%	3.69%

Net assets, at end of period (000s)	$ 2,448	$ 46,437	$ 7,667

Ratios/Supplemental Data:

Ratio of gross expenses to average net assets including
dividends from securities sold short and interest expense (6,7)	3.05%	2.80%	3.05%
Ratio of gross expenses to average net assets excluding
dividends from securities sold short and interest expense (6,7)	2.97%	2.72%	2.97%
Ratio of net expenses to average net assets including
dividends from securities sold short and interest expense (7)	2.31%	2.06%	2.31%
Ratio of net expenses to average net assets excluding
dividends from securities sold short and interest expense (7)	2.24%	1.99%	2.24%

Ratio of net investment loss to average net assets (6)	2.30%	2.05%	2.30%

Portfolio Turnover Rate (5)	71%	71%	71%

(1) The Fund commenced operations on February 28, 2013.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(5) Not annualized.
(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(7) Annualized.

The accompanying notes are an integral part of these financial statements.

Altegris Fixed Income Long Short Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

1.

ORGANIZATION

The Altegris Fixed Income Long Short Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund commenced operations on February 28, 2013. The Fund seeks to achieve total return and to achieve this objective through a combination of current income and capital appreciation.

On September 1, 2013, the partnership of Aquiline Capital Partners, LLC and Genstar Capital, LLC, closed a transaction with Genworth Financial, Inc. (“Genworth”) the former parent company of Altegris, in the acquisition of the Genworth’s wealth management business, including Altegris. All customary closing conditions were met with approval at the shareholder meeting held on July 19, 2013, whereby the shareholders approved the new investment advisory agreement.  Results of the proxy are included in the renewal of the advisory agreement.

The Fund offers Class A, Class I and Class N shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Investors that purchase $1,000,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. N shares of the Fund are offered at their NAV without an initial sales charge. Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A and Class N shares. All classes are subject to a 1% redemption fee on redemptions made with 30 days of the original purchase.  Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period ended. Actual results could differ from those estimates.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation.  Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation.  Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. The value of the credit default swap agreements entered by the Fund is accounted for using the unrealized gain or loss on the agreements that is determined using the last quoted value of the index that the swap pertains to at the close of the market, adjusted to include dividends accrued, and financing charges and/or interest associated with the swap agreements.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.

Altegris Fixed Income Long Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisors.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities; (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available, the spread between bid and asked prices is substantial, the frequency of sales, the thinness of the market, the size of reported trades, and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Altegris Fixed Income Long Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of December 31, 2013 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments *
Mortgage Backed Securities	$ -	$ 24,332,639	$ -	$ 24,332,639
Bond & Notes	-	16,198,075	-	16,198,075
Convertible Bonds	-	14,804,006	-	14,804,006
Asset Backed Securities	-	2,841,944	-	2,841,944
Bank Loans	-	512,500	-	512,500
Preferred Stock	1,769,500	-	-	1,769,500
Total Assets	$ 1,769,500	$ 58,689,164	$ -	$ 60,458,664

Liabilities
Securities Sold Short *	$ (3,651,639)	$ -	$ -	$ (3,651,639)
Derivatives
Credit Default Swaps	-	(242,722)	-	(242,722)
Total Liabilities	$ (3,651,639)	$ (242,722)	$ -	$ (3,894,361)

* Refer to the Portfolio of Investments for industry classification.

The Fund did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1 or Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Foreign Currency Translations - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation.  Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

The Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed annually. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded

Altegris Fixed Income Long Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for open tax year 2013. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3. INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the period ended December 31, 2013, cost of purchases and proceeds from sales of portfolio securities, other than short sales, short-term investments, written options and U.S. government securities, amounted to $81,696,056 and $23,049,857, respectively. Short sales and closing purchases from securities sold short and reverse repurchase agreements amounted $7,681,892 and $3,576,434, respectively. Cost of purchases and proceeds from sales of U.S. Government securities amounted to $499,997 and $500,000, respectively.

During the normal course of business, the Fund purchases and sells various financial instruments, which may result in market, liquidity and currency risks, the amount of which is not apparent from the financial statements.

Market Risk: Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund.  The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the portfolio of investments.  The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which the Fund's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is exposed to market risk on derivative contracts in that the Fund may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in Fund’s financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. The Fund’s investments in derivative instruments are exposed to market risk and are disclosed in the portfolio of investments.

Liquidity Risk: Liquidity risk is the risk that the Fund will encounter difficulty in raising funds to meet commitments.  Liquidity risk may result in an inability to sell investments quickly at close to fair value. The Fund’s financial instruments include investments in securities which are not traded on organized public exchanges and which generally may be illiquid.  As a result the Fund may not be able to quickly liquidate its investments in these instruments at an amount close to its fair value in order to meet its liquidity requirements. The Fund does not anticipate any material losses as a result of liquidity risk.

Currency Risk: The Fund invests in financial instruments and enters into transactions that are denominated in currencies other than its functional currency. Consequently, the Fund is exposed to risks that the exchange rate of its currency relative to other foreign currencies may change in a manner that has an adverse effect on the fair value or future cash flows of that portion of the Fund’s assets or liabilities denominated in currencies other than the USD.

Counterparty risk:  Counterparty risk is the risk that the Fund's counterparties might default on their obligation to pay or perform generally on their obligations.

Credit Default Swaps - Credit default swaps (“CDS”) are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties.  One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) is selling credit

Altegris Fixed Income Long Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

protection or taking on credit risk.  The seller typically receives pre-determined periodic payments from the other party.  These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio.  In general, CDS may be used by the Fund to obtain credit risk exposure similar to that of a direct investment in high yield bonds.

The amounts to be exchanged or “swapped” between parties are calculated with respect to the notional amount.  Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day.   Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as unamortized upfront payments on credit default swaps.  A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on swaps in the Statement of Operations.  The maximum pay-outs for these contracts are limited to the notional amount of each swap. CDS may involve greater risks than if the Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.  For the period ended December 31, 2013 the Fund’s trades of swap contracts resulted in a net loss of $76,142 which is included in the net realized loss from swap transactions in the Statement of Operations.

For the derivative instruments outstanding as of December 31, 2013 as disclosed in the Notes to the Financial Statements and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Short Sales – A "short sale" is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline.  The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date.  If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss.  Conversely, if the price declines, the Fund will realize a gain.

Reverse Repurchase Agreements – Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.  The Fund’s entry into reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all.  The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Fund.  Reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, and (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them. Reverse repurchase agreements can be viewed as constituting a form of borrowing or of a financing transaction by the Fund (i.e., a “senior security”), but to the extent the Fund covers its commitment under such transactions by the segregation or “earmarking” of assets (determined in accordance with procedures adopted by the Trustees), equal in value to the amount of the Fund’s commitment, such a transaction will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Funds.

The weighted average daily balance of reverse repurchase agreements outstanding during the period ended December 31, 2013 was approximately $4,708 at a weighted average interest rate of 0.82%. The repo was outstanding for 37 days.  The maximum amount of reverse repurchase agreements outstanding at any time during the period was $1,460,000 on November 25, 2013, which was 2.2% of total assets.

Option Transactions – Options are derivative financial instruments that give the buyer, in exchange for a premium payment, the right, but not the obligation, to either purchase from (call option) or sell to (put option) the writer a specified underlying instrument at a specified price on or before a specified date. The Fund enters into option contracts to meet the requirements of its trading activities.

The risk in writing a call option is that the Fund may incur a loss if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised.

Altegris Fixed Income Long Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

The number of option contracts written and the premiums received by the Fund for the period ended December 31, 2013, were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of period	-	$ -
Options written	1,600	218,583
Options closed	(1,600)	(218,583)
Options outstanding, end of period	-	$ -

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of December 31, 2013:

Location on the Statement of Assets and Liabilities
Derivates Investment Type	Asset Derivatives	Liability Derivatives
Credit Default Swaps	-	Unrealized depreciation on swap contracts

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of December 31, 2013:

Liabilities Derivative Investment Value
	Credit Default Risk	Counter Party Risk	Total Value at December 31, 2013
Swaps	$ (242,722)	$ -	$ (242,722)
	$ (242,722)	$ -	$ (242,722)

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the period ended December 31, 2013:

Derivative Investment Type

Location of Gain (Loss) on Derivatives

Options/ Swaps

          Net realized gain (loss) from Option contracts written

Net realized gain (loss) from Swaps

Net change in unrealized appreciation (depreciation) on Swaps

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the period ended December 31, 2013:

Realized gain/(loss) on derivatives recognized in the Statement of operations
Derivative Investment type	Equity Contracts	Credit Default Contracts	Total Value at December 31, 2013
Written options	$ (66,768)	$ -	$ (66,768)
Swaps	-	(76,142)	(76,142)
Total	$ (66,768)	$ (76,142)	$ (142,910)

Altegris Fixed Income Long Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

Changes in unrealized appreciation (depreciation) on derivatives recognized in the Statement of Operations
	Credit Default Contracts	Total Value at December 31, 2013
Credit Default Swaps	(242,722)	(242,722)

4.

OFFSETTING OF FINANCIAL ASSETS AND DERIVATIVE ASSETS

The Fund’s policy is to recognize a net asset or liability equal to the unrealized on swap contracts and the gross amount of reverse repurchase agreements. During the period ended December 31, 2013, the Fund was not subject to any master netting arrangements.

5. INVESTMENT ADVISORY AGREEMENT, TRANSACTIONS WITH AFFILIATES AND OTHER FEES

Altegris Advisors, L.L.C., (the “Advisor”) serves as the Fund’s investment advisor. The Advisor allocates portions of the Fund’s portfolio to be managed by RockView Management, LLC and Premium Point Investments LP which serve as the Fund’s Sub-Advisors (the “Sub-Advisors”). The Fund employs Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS.

Pursuant to an advisory agreement with the Trust on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee computed and accrued daily and paid monthly, based on the Fund’s average daily net assets and is computed at the following annual rate 1.75%. Pursuant to each sub-advisory agreement between the Advisor and each Sub-Advisor, each Sub-Advisor is entitled to receive, on a monthly basis, a percentage of the net assets of its managed allocated portion. The Sub-Advisor is paid by the Advisor not the Fund.

The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund, until at least January 31, 2015, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any front-end or contingent deferred loads, interest, brokerage fees and commissions, swap and structured note fees and expenses, acquired fund fees and expenses, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, short selling expenses, expenses incurred in connection with any merger or reorganization, indirect expenses, expense of Underlying Pools in which a Fund may invest, or extraordinary expenses such as ligitation) will not exceed 2.24%, 1.99% and 2.24% of the daily average net assets attributable to each of the Class A, Class I and Class N shares, respectively. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. For the period ended December 31, 2013, expenses of $200,957 were waived by the Advisor, of which $200,957 is subject to recapture through December 31, 2016.

The Trust has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act.  The Plans provide that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to each of Class A and Class N shares. The fee is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. During the period ended December 31, 2013, pursuant to the Plans, Class A and Class N shares paid $1,065, and 8,417, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class I and Class N shares. The Distributor is an affiliate of GFS. During the period ended December 31, 2013, the Distributor received

Altegris Fixed Income Long Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

$2,231 in underwriting commissions for sales of Class A shares, of which $281 was retained by the principal underwriter.

The Fund is part of a series of Altegris Mutual Funds or (“Family”) comprised of the Fund, Altegris Managed Futures Strategy Fund, Altegris Macro Strategy Fund, Altegris Futures Evolution Fund, Altegris Equity Long Short, Altegris Multi Strategy Alternative Fund and Altegris/AACA Real Estate Long Short Fund. The Family shares the minimum annual fees based on a percentage of the average net assets of each Fund. Pursuant to a separate servicing agreement with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Family. GFS provides a Principal Executive Officer and a Principal Financial Officer to each Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”)

Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For the provision of these services, Gemcom receives customary fees from the Fund.

6.   REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund in which the short-term redemption fee occurs.  For the period ended December 31, 2013, Class A, Class I and Class N assessed redemption fees in the amounts of $2, $127 and $20, respectively.

7.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the period ended December 31, 2013 was as follows:

Fiscal Year Ended
December 31, 2013
Ordinary Income	$ 751,356
Long-Term Capital Gain	-
Return of Capital	59,564
$ 810,920

As of December 31, 2013, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$ -	$ -	$ -	$ -	$ -	$ 775,942	$ 775,942

The difference between book basis and tax basis undistributed net investment losses, accumulated net realized losses, and  unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales, and adjustments related to real estate investment trust, and contingent payment debt instruments, and credit default swaps.

Altegris Fixed Income Long Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), the reclass of ordinary income distributions, and adjustments for contingent payment debt instruments and swaps, resulted in reclassifications for the period ended December 31, 2013 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$ (59,564)	$ 23,154	$ 36,410

8. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Ernst & Young LLP One Commerce Square Suite 700 2005 Market Street Philadelphia, Pennsylvania 19103-7096	Phone: +1 215 448 5000 www.ey.com

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

of Northern Lights Fund Trust

We have audited the accompanying statement of assets and liabilities of Altegris Fixed Income Long Short Fund (the Fund), including the portfolio of investments, as of December 31, 2013, and the related statement of operations and the statement of changes in net assets for the period February 28, 2013 (commencement of operations) to December 31, 2013, and the financial highlights for the period indicated therein.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Altegris Fixed Income Long Short Fund at December 31, 2013, the results of its operations and the changes in its net assets for the period February 28, 2013 (commencement of operations) to December 31, 2013, and the financial highlights for the period indicated therein, in conformity with U.S. generally accepted accounting principles.

February 27, 2014

Altegris Fixed Income Long Short Fund

EXPENSE EXAMPLES (Unaudited)

December 31, 2013

As a shareholder of the Altegris Fixed Income Long Short Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases expenses due to securities sold short and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Altegris Fixed Income Long Short Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period beginning July 1, 2013 and ended December 31, 2013.

Table 1.  Actual Expenses

Table 1 “Actual Expenses” provides information about actual account values and actual expenses.  You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading  “Expenses Paid During Period”.

Table 2.  Hypothetical Example for Comparison Purposes

Table 2 below provides information about hypothetical account values and hypothetical expenses based on the Altegris Fixed Income Long Short Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Table 1. Annualized	Beginning	Ending	Expenses Paid
Actual Expense	Account Value	Account Value	During Period *
Expenses Ratio	7/1/2013	12/31/2013	7/1/2013 – 12/31/13
Class A 2.31%	$1,000.00	$1,050.10	$11.94
Class N 2.31%	$1,000.00	$1,049.40	$11.93
Class I 2.06%	$1,000.00	$1,050.50	$10.65
Table 2.
Hypothetical Annualized	Beginning	Ending	Expenses Paid
(5% return before Expense	Account Value	Account Value	During Period *
expenses) Ratio	7/1/2013	12/31/2013	7/1/2013 – 12/31/13
Class A 2.31%	$1,000.00	$1,013.56	$11.72
Class N 2.31%	$1,000.00	$1,013.56	$11.72
Class I 2.06%	$1,000.00	$1,014.82	$10.46

*     Expenses are equal to the Fund’s annualized expense ratio net of any applicable fee waivers, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Altegris Fixed Income Long Short Fund (Adviser – Altegris Advisors, LLC)*

In connection with the special meeting held on April 24, 2013, the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of a new investment advisory agreement (the “Advisory Agreement”) between Altegris Advisors, LLC (“Altegris”) and the Trust, on behalf of Altegris Fixed Income Long Short Fund (the “Fund”) upon the reorganization of the Altegris parent company. In considering the approval of the new Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process.  The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service.  The Trustees revisited their discussions regarding Altegris over the last 12 months, and considered their familiarity with key advisory personnel and that each has approximately 20 years of industry experience.  The Trustees also considered that Altegris has a strong infrastructure with qualified personnel that provides research, operational, sales and marketing, and legal and compliance services to the Funds.  The Trustees also considered that Altegris provides due diligence around asset allocation, sourcing, evaluation of investment managers, investment monitoring, risk management, along with the supervision of sub-advisers.  A representative of Trust management noted that Altegris is professional and proactive in its interactions with management and fund service providers.  The Trustees noted that Altegris manages a robust marketing and distribution plan for the Funds that includes marketing the Funds to Altegris’s affiliated broker-dealers, independent broker-dealers, and making the Funds available for sale on approximately 20 mutual fund “supermarket” platforms.  During their discussion, the Trustees recognized that Altegris has a good fund-raising track record that they expect will continue.  The Trustees remarked that they and the Trust’s CCO have had a good working relationship with Altegris personnel since the commencement of the Altegris/the Trust’s relationship.  The Trust’s CCO confirmed that he and his staff had not found any material compliance issues at Altegris in the last year, and that Altegris’s compliance team had developed a strong infrastructure for monitoring overall compliance.  The Trust’s CCO noted that Altegris’s current CCO is also its general counsel.  The Altegris CCO explained that Altegris is in the process of evaluating those responsibilities and is considering the addition of a fully dedicated CCO.  With respect to daily monitoring, the Trustees noted that Altegris has developed internal tools to handle the daily monitoring of compliance and Fund operations to ensure the prospectus and 1940 Act guidelines are adhered to.  The Trustees were pleased that existing key Altegris personnel will continue to have responsibility for managing the business, and that a subset of those will have an equity stake in the firm.  Finally, they noted that a representative of Altegris had confirmed that Altegris could see no reason why the reorganization would impact the firm or Fund shareholders negatively, in fact, Altegris believes it will have a positive impact due to the additional expertise and resources Altegris will have access to.  Based on its previous history with Altegris, the Trustees concluded that Altegris has the capacity to provide the Board and shareholders with high quality services for the Funds.

Performance.  The Trustees noted that the Fund had only recently commenced operations (February 28, 2013) and, therefore, the Fund’s performance was too limited to be informative.  The Trustees revisited their deliberations from September 2012 when the Fund’s advisory agreement was initially approved, and noted the performance of other funds in the Trust managed by Altegris.  The Trustees also noted that although past performance is no guarantee of future results as to this or any other fund, the Board concluded that Altegris has the potential to deliver reasonable performance.

Fees and Expenses.  The Trustees noted that, in connection with the initial approval in September 2012 of an advisory agreement between Altegris and the Trust on behalf of the Fund, Altegris proposed to charge an annual advisory fee of 2%.  They considered that Altegris has now proposed to charge a reduced annual advisory fee of 1.75%, and noted that the sub-advisory fee to RockView be paid by Altegris.  The Trustees compared the Fund’s advisory fee and estimated expense ratio to its peer groups and Morningstar category average noting that although the fee is the highest in its peer group, given the complexity of the strategy and the need for meaningful ongoing review of RockView, the fee was expected to be on the high side. In reviewing its deliberations from September 2012, the Trustees reconfirmed their conclusions.  Specifically, they discussed the “primary” peer group identified by Altegris, and a secondary peer group identified by Altegris, and the Morning Star Non-Traditional Bond Category Fee Average.  The Trustees noted that, in Altegris’s opinion in its September 15(c) response, the most comparable fund (based on strategy) was the one fund in the “primary” peer group, but because that fund adviser receives a “unitary” fee and pays all fund expenses, it is difficult to make a meaningful comparison of the fees. Therefore, Altegris also provided a secondary peer group for additional review and comparison.  The Board considered the “entrepreneurial premium” attributable to the Fund as it offers a strategy to shareholders that would otherwise be unavailable to a mutual fund investor.  The Trustees concluded that Altegris’s advisory fee was reasonable.

Economies of Scale.  The Board considered whether economies of scale will be reached with respect to the management of the Fund.  The Trustees reviewed and reaffirmed their deliberations from the September 2012 meeting, and concluded they continue to believe that based on the anticipated size of the Fund, and the consideration of the expense limitation agreement, the proposed breakpoints were appropriate, and an effective way to share economies of scale with shareholders.

Profitability.  The Trustees acknowledged that Altegris is not yet realizing a profit from its relationship with the Fund noting the small loss incurred by Altegris.  The Trustees concluded, therefore, that Altegris’s level of profitability from its relationship with the Fund was not excessive.

Conclusion.  Having requested and received such information from Altegris as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Board concluded that the advisory fee structure is reasonable and that approval of the Advisory Agreement is in the best interests of the shareholders of the Altegris Fixed Income Long Short Fund.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Altegris Fixed Income Long Short Fund (Sub-Adviser – RockView Management, LLC)

In connection with the special meeting held on April 24, 2013 the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), discussed the approval of a new sub-advisory agreement (the “Sub-Advisory Agreement”) between Altegris and RockView Management, LLC (“RockView”), on behalf of the Altegris Fixed Income Long Short Fund (the “Fund”) upon the reorganization of Altegris’ parent company. The Trustees noted that RockView previously had provided the Trustees with materials related to the Sub-Advisory Agreement, including information on each firm's investment strategies executed for their existing clients.

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process.  The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent, and Quality of Services.  Because the RockView sub-advisory agreement was approved less than a year ago, and given the extremely short history of the Fund, the Trustees revisited their deliberations from the September 2012 meeting.  Specifically, the Trustees discussed the nature of RockView’s operations, and noted RockView, generally, and the proposed portfolio managers’ overall experience in managing hedge funds, and again agreed that Altegris’s utilization of RockView is potentially valuable to the Fund’s shareholders.  The Trustees discussed RockView’s strong track record of performance in the hedge fund area.  After discussion, the Trustees concluded that their determinations at the Meeting are consistent with those from September and concluded RockView would be able to provide a level of service consistent with the Board’s expectations.

Performance.  The Trustees considered that the Fund has less than two months of performance history to evaluate and, therefore, is too limited to be informative.  They reviewed the information provided by RockView in connection with their approval in September 2012.  Specifically, the Trustees reviewed the performance of four other RockView funds, and noted its successful experience in managing hedge funds.  The Trustees discussed that the performance information provided in September 2012, while good, is all “long side”, and more difficult to assess how RockView will perform on both long and short in the strategy.  However, they again discussed RockView’s experience with a short alpha fund, noting it has shown successful past trading results creating alpha on the short side, and relative to the benchmarks shows a good risk adjusted rate of return.  The Trustees noted that while past performance is no guarantee of future results as to this or any other fund, they concluded that their assessment of RockView’s potential for the future is the same as it was in September 2012 and they continue to believe RockView has the potential to deliver reasonable performance.

 Fees and Expenses.  The Trustees noted RockView’s proposed a sub-advisory fee and noted the fee approved at the September 2012 meeting of the Board was higher.  A representative of Altegris explained that, prior to Fund launch, it had further negotiated the RockView sub-advisory fee. Altegris explained that the Fund will have a longer ramp-up period than originally anticipated, and the longer ramp-up period (i.e., longer time to achieve projected assets under management “AUM”) will result in higher Fund costs, and the lower sub-advisory fee will help offset that cost.  The Trustees noted the change in sub-advisory fee will not impact the Fund's advisory fee as stated in the prospectus, nor will it impact the advisory level profitability analysis.  After discussion, the Trustees conclude that the proposed sub-advisory fee was within the range of reasonable.

Economies of Scale.  The Trustees considered whether there will be economies of scale with respect to the management of the Fund.  The Trustees agreed that this was an Advisory Agreement level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.

Profitability. The Trustees considered the anticipated profits to be realized by RockView in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  They also considered the profits to be realized by RockView from other activities related to the Fund.  The Trustees noted that, based on the information provided by RockView, it is apparent that RockView is giving concessions with respect to profitability relative to the other accounts it manages.  They agreed that the expected profit was very modest and not unreasonable.

Conclusion. Having requested and received such information from RockView as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Board concluded that the fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of the Altegris Fixed Income Long Short Fund.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Altegris Fixed Income Long Short Fund (Sub-Adviser – Premium Point Investments, LP)*

 In connection with the regular meeting held on September 24 and 25, 2013 the Board of Trustees (the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between Altegris Advisors, LLC (“Altegris”) and Premium Point Investments, LLC (“Premium Point”) and the Trust, with respect to the Altegris Fixed Income Long Short Fund (the “Fund”).  The Trustees noted that Premium Point previously had provided the Trustees with materials related to the Sub-Advisory Agreement, including information on each firm's investment strategies executed for their existing clients.

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process.  The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Service.  The Trustees noted that Premium Point, founded in 2008, is a structured credit hedge fund manager that specializes in a liquid U.S. residential mortgage-backed securities strategy for institutions and high net worth individuals, and currently manages over $2 billion in assets.  The Trustees reviewed the background information provided on the investment personnel that would be responsible for servicing the Fund and were satisfied with their combined 90 plus years of experience obtained from previous positions held at some major investment banks and financial institutions where they oversaw and managed MBS origination, trading, and research of real estate and whole loans.  The Trustees considered Premium Point’s robust infrastructure and experienced support personnel who will provide services such as research, compliance, operations, legal and marketing.  They recognized as a positive that Premium Point has an impressive research group with strong analytical skills capable of producing its own proprietary research to incorporate into internal models that enables its portfolio managers to analyze hundreds of investment opportunities each day.  The Trustees noted Premium Point’s assertion that they are differentiated from other market participants because they employ an Asset Management/Surveillance Team to monitor the performance of the individual loans on a daily basis which shortens liquidation timelines and enhance loan performance.  The Trustee recognized that not all risks can be eliminated, but they were satisfied that Premium identified potential sources of portfolio risk, regulatory risk and credit risk and have various processes in place to monitor and attempt to mitigate those risks.  The Trustees considered favorably that Premium Point’s operations department will monitor compliance to the investment guidelines on either a pre or post trade basis as the case may be, and is in the process of implementing an automated system which will provide a more efficient monitoring process.  They noted there have been no material compliance or litigation issues reported that would impede Premium Point from operating and performing its responsibilities.  The Trustees concluded that Premium Point has a robust infrastructure with experienced professionals giving it the capability of providing a high level of quality service to the Fund and its shareholders who can potentially benefit from having access to a sub-adviser with a hedge fund type strategy.

Performance.  The Trustees considered the performance of the Premium Point Mortgage Credit Fund, Ltd., an account managed by Premium Point with a similar strategy, and noted that the performance shows substantial outperformance relative to its benchmark, the Barclay’s US Aggregate Float Adjusted, over the one year (20.91% vs. -4.65%), three year (13.41% vs. 0.45%) and since inception (13.70% vs. 1.11%) periods.  They noted the Modern Portfolio Theory statistics show substantial alpha over the benchmark and that the R-squared numbers show little return comes from benchmark performance.  With respect to volatility measures, they noted that the performance showed a higher standard deviation along with a higher mean return resulting in more return per unit of risk than the benchmark.  With respect to its experience managing residential mortgage backed securities, the Trustees noted that Premium Point was not managing these investments during the crises of 2007 and 2008, and it appears that it only has “actual experience” during the ensuing positive period of rebound.  They noted that its evaluation, therefore, was limited to the period in which Premium Point was in the business.  After discussion, the Trustees concluded that Premium Point has the potential to create total return through capital appreciation and current income for the Fund.

Fees and Expenses.    The Trustees noted Premium Point proposed to charge a  fee for its sub-advisory services.   The Trustees noted that the fee charged to the Fund is less than that charged by Premium to other accounts and that no incentive fee will be charged, therefore this agreement allows access to a hedge fund style strategy by retail investors at a more competitive rate.  They considered that the proposed fee represents a substantial portion of the overall advisory fee but agreed that although they do not want the fees to be disproportionately high, they want each sub-adviser to the Fund to be properly incentivized to provide quality services in line with those provided to its other clients.  The Trustees concluded that the sub-advisory fee was reasonable.

Economies of Scale.  The Trustees considered whether there will be economies of scale with respect to the management of the Fund.  The Trustees agreed that this was an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.  After discussion, it was the consensus of the Trustees that the lack of breakpoints was acceptable.

Profitability. The Trustees reviewed the profitability analysis provided by Premium Point.  They noted that based on the information provided in the 15(c) materials, Premium Point appears to have taken a very conservative approach to the allocation of costs, and estimated that the incremental costs, associated with the addition of the Fund as a client of Premium Point.  They further noted the estimated revenue and profit margin based on Premium Point’s estimated allocation of Fund assets to Premium Point.  The Trustees concluded that profits, although not unsubstantial, would not be unreasonable.

Conclusion.    Having requested and received such information from Premium Point as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of Altegris Fixed Income Long Short Fund.

* Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Altegris Fixed Income Long Short Fund

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2013

PROXY VOTING (Unaudited)

At a Special Meeting of Shareholders of the Trust, held at the offices of GFS, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Tuesday, September 10, 2013, Trust shareholders of record as of the close of business on July 22, 2013 voted to approve the following proposal:

Proposal 1: To elect Mark H. Taylor, John V. Palancia, Andrew Rogers, Mark D. Gersten, and Mark Garbin to the Board of Trustees of the Trust.

  (Unaudited)

                 (Unaudited)

Shares Voted

         Shares Voted Against

                   In Favor

or Abstentions

Mark H. Taylor

608,885,975

8,197,175

John V. Palancia

609,370,118

7,713,033

Andrew Rogers

609,691,730

7,391,421

Mark D. Gersten

609,750,246

7,332,904

Mark Garbin

609,702,446

7,380,704

Effective September 24, 2013, Michael Miola resigned from the Board of Trustees.

At a Special Meeting of Shareholders of the Trust, held at the offices of GFS, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Friday, August 2, 2013, Trust shareholders of record as of the close of business on June 7, 2013 voted to approve the following proposal:

Proposal 1: To approve a new Investment Advisory Agreement.

Shares Voted

         Shares Voted Against

 In Favor

                           or Abstentions

 16,522,634

                 431,951

Altegris Fixed Income Long Short Fund

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2013

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl^ Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	105

AdvisorOne Funds (16 portfolios) (2004-2013); Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (2010-2013) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen^ Born in 1954	Trustee Since 2005	President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010); Founder and Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	105	AdvisorOne Funds (16 portfolios) (since 2003); Alternative Strategies Fund (2010-2011); Northern Lights Variable Trust (since 2006)
Mark H. Taylor^ Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	131

Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	131	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Alternative Strategies Fund (since 2012)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	105	Schroder Global Series Trust and Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013)
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007); Managing Director and Head of Equity Derivatives -Americas, Rabobank International (2006-2007).	105	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Northern Lights Variable Trust (since 2013)

Altegris Fixed Income Long Short Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Contineud)

December 31, 2013

 Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers 80 Arkay Drive*** Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer , Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).	105	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

***Andrew Rogers is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent).

^ These Trustees were named in the SEC order instituting settled administrative proceedings against Northern Lights Compliance Services, LLC, Gemini Fund Services, LLC and certain Trustees.  For more information, please see the “Legal Proceedings” in the Fund’s Statement of Additional Information (“SAI”).

The SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-524-9441.

12/31/13 – NLFT_v4

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended December 31 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-524-9441 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-524-9441.

INVESTMENT ADVISOR

Altegris Advisors, L.L.C

1200 Prospect Street, Suite 400

La Jolla, CA 92037

SUB-ADVISORS

RockView Management, LLC

Metro Center,  One Station Place

7th Floor

Stamford, CT 06902

Premium Point Investments LP

712 Fifth Avenue

45th Floor

New York, NY 10019

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

altegris

TRUSTED ALTERNATIVES.
INTELLIGENT INVESTING.

www.altegris.com/mutualfunds

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl and Mark H. Taylor are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2013 - $20,000

(b)

Audit-Related Fees

2013 -  None

(c)

Tax Fees

2013 - $8,105

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2013 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2013

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

100%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - $8,105

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  Vote of security holders is included under item 1.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

3/07/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

3/07/14

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

3/07/14